SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 Form 8-K


                              CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the Securities
                           Exchange Act of 1934


     Date of Report (Date of earliest event reported):  June 10, 1997

                                WICKES INC.
          (Exact name of registrant as specified in its charter)


      Delaware                 0-22468                 36-3554758
   (State or other       (Commission File No.)      (IRS Employer
   jurisdiction of                                   Identification
   incorporation)                                    Number)



        706 Deerpath Drive, Vernon Hills, Illinois      60061
         (Address of principal executive offices)     (Zip Code)


                               847-367-3400
           (Registrant's telephone number, including area code)

                           Wickes Lumber Company
       (Former name, or former address, if changed from last report)



<PAGE 2>


Item 5.  Other Events.
----------------------

     Effective June 10, 1997, the registrant changed its corporate name to "Wickes Inc." from "Wickes Lumber Company".



<PAGE 3>

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                WICKES INC.




Date:  June 19, 1997                      By:    /s/ George A. Bajalia
                                                -----------------------
                                                 George A. Bajalia
                                                 Senior Vice President and
                                                 Chief Financial Officer